UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

CHECKPOINT THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! CHECKPOINT THERAPEUTICS, INC. ATTN: GARRETT GRAY 95 SAWYER ROAD, SUITE 110 WALTHAM, MA 02453 CHECKPOINT THERAPEUTICS, INC. 2022 Annual Meeting Vote by June 14, 2022 11:59 p.m. ET You invested in CHECKPOINT THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held virtually on June 15, 2022. Vote Virtually at the Meeting* June 15, 2022 10:00 a.m., ET Virtually at: www.virtualshareholdermeeting.com/CKPT2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D83260-P73167 Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D83261-P73167 01) Michael S. Weiss 02) Christian Bechon 03) Scott Boilen 04) Neil Herskowitz 05) James F. Oliviero 06) Lindsay A. Rosenwald, M.D. 07) Barry Salzman 1. Election of Directors Nominees: 2. The ratification of appointment of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For